     UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

___________

FORM 8-K

___________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date Of Earliest Event Reported):  4/8/2010

TREVENEX RESOURCES, INC.

 (Exact name of registrant as specified in charter)

Commission File Number:  000-53493

Nevada	98-0408708
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

25 West Cataldo, Suite A Spokane, Washington	99202
(Address of principal executive offices)	(Zip Code)

(509) 869-6877
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

1)  Exclusive Marketing, Distribution and License Agreement

On April 8, 2010, Info-Accent Sdn Bhd (“Info-Accent”), a wholly owned subsidiary of Trevenex Acquisitions, Inc., entered into a five year Exclusive Marketing, Distribution and License Agreement (the “License Agreement”) with VyseTECH Asia Sdn Bhd, a Malaysian corporation, (“VyseTECH”) pursuant to which VyseTECH agreed to grant Info-Accent exclusive marketing, distribution and licensing rights for mobile VoIP related products and services developed by VyseTECH.

The License Agreement provides that Info-Accent shall pay a one-time license fee of $500,000 to VyseTECH and an additional $500,000 as consideration to acquire ongoing mobile VoIP and mobile advertising related contracts from VyseTECH.  VyseTECH shall not during the currency of the License Agreement engage in any business howsoever which is in competition with or which may compete whether directly or indirectly with Info-Accent in Malaysia, China, Hong Kong, India, Indonesia, Thailand, Vietnam, Cambodia, Philippines, Korea and Japan.  The aggregate consideration shall be paid to VyseTECH within ninety days from the execution date of the License Agreement.

Subject to reaching certain goals, Info-Accent will be authorized to continue to sell VyseTECH’s products and related VoIP services in Asia on an exclusive basis for the term of the License Agreement.

Info-Accent, a private Malaysian company, became a wholly owned subsidiary of Trevenex Acquisitions, Inc. on April 7, 2010.

2)   Option to Purchase Agreement

On April 8, 2010, Trevenex Resources, Inc. (the “Registrant”) executed an Option To Purchase Agreement (the “Option Agreement”) to purchase VyseTECH’s patent for $3.5 million within 18 months from execution date of the Option Agreement.  Pursuant to the Option Agreement, the one-time license fee of $500,000 each payable by the Registrant and Info-Accent  to VyseTECH will form part of the purchase consideration should the Registrant exercise its option to purchase the patent.  The Option Agreement will remain in effect until April 7, 2010 and thereupon expire unless sooner exercised.

In accordance with General Instruction B.2 of Form 8-K, the information in this report, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“the Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01   Other Events

On April 12, 2010, the Corporation issued a press release announcing new corporate developments and a forecast of its financial results for the 12 month period ending June 30, 2010. A copy of the press release is furnished herewith and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description

10.1 10.2 99.1

Exclusive Marketing, Distribution and License Agreement between Info-Accent Sdn Bhd and VyseTECH Asia Sdn Bhd dated April 8, 2010

Option to Purchase Agreement between Trevenex Resources, Inc. and VyseTECH Asia Sdn Bhd dated April 8, 2010

Press release dated April 12, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREVENEX RESOURCES, INC. (Registrant)

Date: April 14, 2010	By:	/s/ Aik Fun Chong
Aik Fun Chong President and CEO